YRC WORLDWIDE THIRD QUARTER 2019 EARNINGS CONFERENCE CALL Exhibit 99.2

Consolidated

YRCW adjusted ebitda Note: Adjusted EBITDA calculated pursuant to New Term Loan Agreement YRCW’s credit ratings as of September 30, 2019: Standard & Poor’s Corporate Family Rating was B- with Stable Outlook Moody’s Investor Service Corporate Family Rating was B2 with Stable Outlook

KEY SEGMENT INFORMATION (a) Percent change based on unrounded figures and not the rounded figures presented YRC Worldwide Inc. Instructions: Segment Statistics 1 Update linking as appropriate Quarterly Comparison 2 Review check totals at the bottom YRC Freight Regional Transportation 3Q19 3Q18 YoY % (a) 3Q19 3Q18 YoY % (a) Workdays 63.5 63 62.5 63 Total LTL tonnage (in thousands) 1,229.5052114260002 1,270.4241334999999 -3.2208867098005065 1,444.9077830000001 1,510.7474280000001 -4.3580842025434849 Total LTL tonnage per day (in thousands) 19.36228679411024 20.165462436507934 -3.9829269719280496 23.118524528000002 23.980117904761908 -3.5929488761638373 Total LTL shipments (in thousands) 2,444.87 2,512.567 -2.7254994593179016 2,303.6350000000002 2,416.701 -4.6785266361043343 Total LTL shipments per day (in thousands) 38.489559055118107 39.882015873015874 -3.4914404084571395 36.858160000000005 38.360333333333337 -3.9159548491931719 Total picked up LTL revenue/cwt. $30.100503878963782 $29.605620896538959 1.671584541848528 $14.566280296960723 $14.678659183469778 -0.76559367653694543 Total picked up LTL revenue/cwt. (excl. FSC) $26.589623047077367 $25.865905853570599 2.7979580440901692 $12.892858069672808 $12.892296012279923 4.3596376653944847E-3 Total picked up LTL revenue/shipment $302.84295432801292 $299.38859560135114 1.1538043791291932 $182.72800830372952 $183.52081294223447 -0.43199712653544775 Total picked up LTL revenue/shipment (excl. FSC) $267.51977410161345 $261.57050563200903 2.2744416291239498 $161.73561323720639 $161.18670072604388 0.34054454163402442 Total LTL weight/shipment (in pounds) 1,006.1059294746874 1,011.2559255136281 -0.50926732877485448 1,254.4589598612627 1,250.2559712599946 0.33617024816385099 Total tonnage (in thousands) 1,571.4391854759999 1,541.2464815000001 1.9589795881717214 1,768.563275 1,890.6189299999999 -6.4558570245564981 Total tonnage per day (in thousands) 24.74707378702362 24.464229865079368 1.1561529772412258 28.2970124 30.009824285714284 -5.7075038807529515 Total shipments (in thousands) 2,482.84 2,546.9209999999998 -2.5160183609935163 2,350.4769999999999 2,471.259999999998 -4.8784998620006421 Total shipments per day (in thousands) 39.099842519685041 40.427317460317461 -3.283608767599878 37.607631999999995 39.222634920634917 -4.1175278608966508 Total picked up revenue/cwt. $25.28612376906193 $26.114976201812663 -3.1738586562188829 $12.807383477188097 $12.728291501735734 0.62138721007117759 Total picked up revenue/cwt. (excl. FSC) $22.405609993322734 $22.850971007715483 -1.9489806986424127 $11.342480807046556 $11.188805073444547 1.3734776197571119 Total picked up revenue/shipment $320.08188799519905 $316.06488921721564 1.2709411627252067 $192.73252251859236 $194.77212186144303 -1.0471721123937821 Total picked up revenue/shipment (excl. FSC) $283.61919026598571 $276.56121775665599 2.5520470898200811 $170.68786465670502 $171.21444028459678 -0.30755328056235942 Total weight/shipment (in pounds) 1,265.8400746532195 1,210.282126143685 4.5904956629045239 1,504.8547805402904 1,530.2298964074032 -1.6582551371324779 YRC Freight Regional Transportation UPDATE FOR LTL BREAKOUT!! YTD 2019 YTD 2018 YoY % (a) YTD 2019 YTD 2018 YoY % (a) Workdays 190 190.5 189 190.5 Total LTL tonnage (in thousands) 3,611.9010951845003 3,832.747879 -5.7621004769330337 4,331.8036900000006 4,612.1056804999998 -6.0775274878265924 Total LTL tonnage per day (in thousands) 19.010005764128948 20.11941143832021 -5.5141060045039128 22.919596243386248 24.21052850656168 -5.3321110393172759 Total LTL shipments (in thousands) 7,216.1049999999996 7,557.7849999999999 -4.5209012958161727 6,879.4880000000003 7,335.18 -6.2124174185227901 Total LTL shipments per day (in thousands) 37.979499999999994 39.673412073490816 -4.2696405097525458 36.399407407407409 38.50488188976378 -5.468071525019 Total picked up LTL revenue/cwt. $30.001094311921154 $28.91349817211783 3.7615515539801621 $14.598763294593216 $14.392334256688144 1.4342985246409428 Total picked up LTL revenue/cwt. (excl. FSC) $26.458848276154093 $25.33897021071315 4.4195879158793367 $12.907356170612385 $12.66121617296319 1.9440470353456487 Total picked up LTL revenue/shipment $300.33095527839885 $293.25562659867938 2.4126830103082919 $183.84791632445746 $180.98796915938297 1.5801863396543996 Total picked up LTL revenue/shipment (excl. FSC) $264.8707109055689 $257.0009184732167 3.062165100072336 $162.54736715291313 $159.2186341258483 2.0906679958287788 Total LTL weight/shipment (in pounds) 1,001.666682883634 1,014.2516303387832 -1.2999695199913788 1,259.3389769703792 1,257.5303347702441 0.14382493607723812 Total tonnage (in thousands) 4,567.4525472594996 4,663.272279999999 -2.04962733579175 5,332.4097675000003 5,806.2289744999998 -8.160532577701213 Total tonnage per day (in thousands) 24.039223932944736 24.477833217847767 -1.7918631972017156 28.213808293650796 30.478892254593173 -7.4316479156194672 Total shipments (in thousands) 7,324.7330000000002 7,664.4930000000004 -4.4329089999821276 7,023.7030000000004 7,505.159999999996 -6.4132175067981096 Total shipments per day (in thousands) 38.551226315789478 40.233559055118114 -4.1814166552452345 37.162449735449741 39.396409448818893 -5.6704652647885583 Total picked up revenue/cwt. $25.443317906767838 $25.45074144664634 -2.9168265663554127E-2 $12.789821029484413 $12.444115549040545 2.7780638895668455 Total picked up revenue/cwt. (excl. FSC) $22.502493900602886 $22.334723500675217 0.75116398876662505 $11.314873670235807 $10.956193797186511 3.2737634956895563 Total picked up revenue/shipment $317.31162674188943 $309.68128051914192 2.4639352465722775 $194.20116876297186 $192.54691599022624 0.85914269996907788 Total picked up revenue/shipment (excl. FSC) $280.6356848392972 $271.76598325159927 3.2637276680379892 $171.80550737180656 $169.52440841021922 1.3455873304494741 Total weight/shipment (in pounds) 1,247.1314783104037 1,216.7868710950613 2.493830919463607 1,518.404114610199 1,547.2928970437904 -1.8670532572588789 (a) Percent change based on unrounded figures and not the rounded figures presented. QTD Check 0 0 0 0 0 0 YTD Check 0

KEY SEGMENT INFORMATION (a) Percent change based on unrounded figures and not the rounded figures presented With the launch of HNRY Logistics in late 2018, year-over-year revenue per hundredweight metrics that we have historically presented for YRC Freight, which includes the results of operations for HNRY Logistics, have been impacted by shipments over 10,000 pounds. Therefore, the Company has updated its presentation of operating metrics to separately present less-than-truckload (LTL) operating statistics, which represents shipments less than 10,000 pounds. Shipments greater than 10,000 pounds are primarily transported using third-party purchased transportation. YRC Worldwide Inc. Instructions: Segment Statistics 1 Update linking as appropriate Quarterly Comparison 2 Review check totals at the bottom YRC Freight Regional Transportation 3Q19 3Q18 YoY % (a) 3Q19 3Q18 YoY % (a) Workdays 63.5 63 62.5 63 Total LTL tonnage (in thousands) 1,229.5052114260002 1,270.4241334999999 -3.2208867098005065 1,444.9077830000001 1,510.7474280000001 -4.3580842025434849 Total LTL tonnage per day (in thousands) 19.36228679411024 20.165462436507934 -3.9829269719280496 23.118524528000002 23.980117904761908 -3.5929488761638373 Total LTL shipments (in thousands) 2,444.87 2,512.567 -2.7254994593179016 2,303.6350000000002 2,416.701 -4.6785266361043343 Total LTL shipments per day (in thousands) 38.489559055118107 39.882015873015874 -3.4914404084571395 36.858160000000005 38.360333333333337 -3.9159548491931719 Total picked up LTL revenue/cwt. $30.100503878963782 $29.605620896538959 1.671584541848528 $14.566280296960723 $14.678659183469778 -0.76559367653694543 Total picked up LTL revenue/cwt. (excl. FSC) $26.589623047077367 $25.865905853570599 2.7979580440901692 $12.892858069672808 $12.892296012279923 4.3596376653944847E-3 Total picked up LTL revenue/shipment $302.84295432801292 $299.38859560135114 1.1538043791291932 $182.72800830372952 $183.52081294223447 -0.43199712653544775 Total picked up LTL revenue/shipment (excl. FSC) $267.51977410161345 $261.57050563200903 2.2744416291239498 $161.73561323720639 $161.18670072604388 0.34054454163402442 Total LTL weight/shipment (in pounds) 1,006.1059294746874 1,011.2559255136281 -0.50926732877485448 1,254.4589598612627 1,250.2559712599946 0.33617024816385099 Total tonnage (in thousands) 1,571.4391854759999 1,541.2464815000001 1.9589795881717214 1,768.563275 1,890.6189299999999 -6.4558570245564981 Total tonnage per day (in thousands) 24.74707378702362 24.464229865079368 1.1561529772412258 28.2970124 30.009824285714284 -5.7075038807529515 Total shipments (in thousands) 2,482.84 2,546.9209999999998 -2.5160183609935163 2,350.4769999999999 2,471.259999999998 -4.8784998620006421 Total shipments per day (in thousands) 39.099842519685041 40.427317460317461 -3.283608767599878 37.607631999999995 39.222634920634917 -4.1175278608966508 Total picked up revenue/cwt. $25.28612376906193 $26.114976201812663 -3.1738586562188829 $12.807383477188097 $12.728291501735734 0.62138721007117759 Total picked up revenue/cwt. (excl. FSC) $22.405609993322734 $22.850971007715483 -1.9489806986424127 $11.342480807046556 $11.188805073444547 1.3734776197571119 Total picked up revenue/shipment $320.08188799519905 $316.06488921721564 1.2709411627252067 $192.73252251859236 $194.77212186144303 -1.0471721123937821 Total picked up revenue/shipment (excl. FSC) $283.61919026598571 $276.56121775665599 2.5520470898200811 $170.68786465670502 $171.21444028459678 -0.30755328056235942 Total weight/shipment (in pounds) 1,265.8400746532195 1,210.282126143685 4.5904956629045239 1,504.8547805402904 1,530.2298964074032 -1.6582551371324779 YRC Freight Regional Transportation UPDATE FOR LTL BREAKOUT!! YTD 2019 YTD 2018 YoY % (a) YTD 2019 YTD 2018 YoY % (a) Workdays 190 190.5 189 190.5 Total LTL tonnage (in thousands) 3,611.9010951845003 3,832.747879 -5.7621004769330337 4,331.8036900000006 4,612.1056804999998 -6.0775274878265924 Total LTL tonnage per day (in thousands) 19.010005764128948 20.11941143832021 -5.5141060045039128 22.919596243386248 24.21052850656168 -5.3321110393172759 Total LTL shipments (in thousands) 7,216.1049999999996 7,557.7849999999999 -4.5209012958161727 6,879.4880000000003 7,335.18 -6.2124174185227901 Total LTL shipments per day (in thousands) 37.979499999999994 39.673412073490816 -4.2696405097525458 36.399407407407409 38.50488188976378 -5.468071525019 Total picked up LTL revenue/cwt. $30.001094311921154 $28.91349817211783 3.7615515539801621 $14.598763294593216 $14.392334256688144 1.4342985246409428 Total picked up LTL revenue/cwt. (excl. FSC) $26.458848276154093 $25.33897021071315 4.4195879158793367 $12.907356170612385 $12.66121617296319 1.9440470353456487 Total picked up LTL revenue/shipment $300.33095527839885 $293.25562659867938 2.4126830103082919 $183.84791632445746 $180.98796915938297 1.5801863396543996 Total picked up LTL revenue/shipment (excl. FSC) $264.8707109055689 $257.0009184732167 3.062165100072336 $162.54736715291313 $159.2186341258483 2.0906679958287788 Total LTL weight/shipment (in pounds) 1,001.666682883634 1,014.2516303387832 -1.2999695199913788 1,259.3389769703792 1,257.5303347702441 0.14382493607723812 Total tonnage (in thousands) 4,567.4525472594996 4,663.272279999999 -2.04962733579175 5,332.4097675000003 5,806.2289744999998 -8.160532577701213 Total tonnage per day (in thousands) 24.039223932944736 24.477833217847767 -1.7918631972017156 28.213808293650796 30.478892254593173 -7.4316479156194672 Total shipments (in thousands) 7,324.7330000000002 7,664.4930000000004 -4.4329089999821276 7,023.7030000000004 7,505.159999999996 -6.4132175067981096 Total shipments per day (in thousands) 38.551226315789478 40.233559055118114 -4.1814166552452345 37.162449735449741 39.396409448818893 -5.6704652647885583 Total picked up revenue/cwt. $25.443317906767838 $25.45074144664634 -2.9168265663554127E-2 $12.789821029484413 $12.444115549040545 2.7780638895668455 Total picked up revenue/cwt. (excl. FSC) $22.502493900602886 $22.334723500675217 0.75116398876662505 $11.314873670235807 $10.956193797186511 3.2737634956895563 Total picked up revenue/shipment $317.31162674188943 $309.68128051914192 2.4639352465722775 $194.20116876297186 $192.54691599022624 0.85914269996907788 Total picked up revenue/shipment (excl. FSC) $280.6356848392972 $271.76598325159927 3.2637276680379892 $171.80550737180656 $169.52440841021922 1.3455873304494741 Total weight/shipment (in pounds) 1,247.1314783104037 1,216.7868710950613 2.493830919463607 1,518.404114610199 1,547.2928970437904 -1.8670532572588789 (a) Percent change based on unrounded figures and not the rounded figures presented. QTD Check 0 0 0 0 0 0 YTD Check 0

($ in millions) Ebitda reconciliation (consolidated) The Adjusted EBITDA reconciliations presented herein (for both Consolidated and Segment Adjusted EBITDA) should be read in connection with the Company’s Current Report on Form 8-K and Quarterly Form 10-Q filed on October 31, 2019, including, but not limited to, how Adjusted EBITDA is defined in those SEC filings, limitations on usefulness of non-GAAP measures such as Adjusted EBITDA, and the disclosure provided in the “Debt and Financing” footnote, as well as Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations.

($ in millions) EBitda reconciliation (segment)

($ in millions) EBitda reconciliation (segment)